UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 17, 2008
                                                --------------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-27290                                11-3191686
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         (Commission File Number)           (IRS Employer Identification No.)

            37-16 23rd Street
       Long Island City, New York                          11101
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(Address of Principal Executive Offices)                (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

       This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

       On December 17, 2008, KSW, Inc.'s subsidiary was notified that the 42nd Street and 10th Avenue Project in Manhattan ("the Project"), will be delayed. The developer is seeking to reduce construction costs by a redesign of the Project, and through cooperation from the construction unions. The Company anticipates that the redesign will take approximately three months, and is hopeful that construction will resume soon thereafter. The Company will continue to work with the developer and their design team towards accomplishing this goal.

       The HVAC contract for the Project is approximately $32 million, and was included in the Company's previously reported backlog.

Safe Harbor Statement

Certain statements contained in this press release are not historical facts, and constitute "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These forward looking statements generally can be identified as statements that include phrases such as "believe", "expect", "anticipate", "intend", "plan", "foresee", "likely", "should", "will" or other similar words or phrases. Such forward-looking statements concerning management's expectations and other similar matters involve known and unknown risks, uncertainties and other important factors that could cause the actual results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Such risks, uncertainties, and other important factors that could cause actual results to differ materially from expectation of the Company include, among others, the outcome of the year-end audit and further internal review of the Company's historical financial statements. All written and oral forward-looking statements of or attributable to the Company or persons acting on behalf of the Company are qualified in their entirety by such factors. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KSW, INC.

                                                  By: /s/Floyd Warkol
                                                     ---------------------------
                                                  Name:  Floyd Warkol
                                                  Title: Chief Executive Officer

Date: December 18, 2008